TrueShares ESG Active Opportunities ETF (ECOZ)
Listed on NYSE Arca, Inc.
Summary Prospectus dated April 30, 2021
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated April 30, 2021, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.true-shares.com/ecoz. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The TrueShares ESG Active Opportunities ETF (the “Fund” or “ESG ETF”) seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$59	3 Years:	$186	5 Years:	$324	10 Years:	$726
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period February 28, 2020 (commencement of operations) through December 31, 2020, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in the common stock of environmental, social, and governance (“ESG”) companies. The Fund considers ESG companies to be those that adhere to ESG best practices, measured at the time of investment using the Adviser’s and Sub-Adviser’s proprietary screening and selection process. For purposes of the foregoing policy, “ESG best practices” consist of promotion of leadership diversity, reduction of carbon emissions, and implementation of minority hiring practices. At a minimum, the Fund will evaluate companies with a heavy emphasis on the quantitative data (i.e., numerical data) that is available, specifically with regard to total carbon emissions. Management evaluations will be supplemented with third party scores to provide a secondary check on corporate ESG best practices. The Fund focuses its investments in equity securities issued by U.S. listed large-capitalization companies. The Fund generally considers a company to be a large-cap company if it has a market capitalization, at the time of purchase, over $10 billion.
TrueMark Investments, LLC, the Fund’s adviser (the “Adviser”), and Purview Investments, LLC, the Fund’s sub-adviser (“Purview” or “Sub-Adviser”), will utilize a two phase process in selecting companies for the portfolio. In the initial phase, the Adviser and Sub-Adviser will utilize a proprietary ESG best practices screening process which is comprised of hundreds of data points from various sources, including the companies and third party providers, to evaluate ESG characteristics. This initial screen specifically includes quantitative measures that score the carbon emissions of each company. In the final step of the initial phase, the companies are screened against traditional aspects of ESG best practices (e.g., promotion of leadership diversity, reduction of carbon emissions, and implementation of minority hiring practices). Once completed, the initial phase produces an investable universe of approximately 100-150 companies, and each company in the universe is then assigned an ESG rating (“ESG Rating”).
The second phase of the portfolio construction process entails the application of additional proprietary analytics to the universe of investable companies. Their value, quality and outlook within their respective industries and the market are thoroughly assessed to establish management’s opinion of the underlying value of the businesses. The Adviser and Sub-Adviser define this as “Intrinsic Value” and compares a company’s Intrinsic Value to its share prices in the market to determine its “Relative Value.” The Adviser and Sub-Adviser believe that equities with positive Relative Value offer the best risk/reward opportunity for investors. The focus of this second phase is geared towards identifying companies that not only received a high ESG Rating, but can also deliver better than average returns as indicated by Relative Value.
At the conclusion of the second phase, the companies are ranked based on their ESG Rating and Relative Value to prioritize investment in companies that the Adviser and Sub-Adviser believe offer the best combination for the Fund. The final portfolio will include approximately 75-125 securities. The portfolio is then monitored by the Adviser and Sub-Adviser and the weightings are adjusted regularly with a focus on each company’s ESG Rating and Relative Value.
The Fund is actively managed and does not seek to track the performance of any particular index.
The Fund invests in securities of companies operating in a broad range of industries, and will not invest more than 25% of its assets in any single industry.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its objective. The following risks could affect the value of your investment in the Fund:
•Environmental, Social, Governance Risk. Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. The Fund’s incorporation of ESG considerations may affect its exposure to certain sectors and/or types of investments, and may adversely impact the Fund’s performance depending on whether such sectors or investments are in or out of favor in the market.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Limited Operating History. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Management Risk. Your investment in the Fund varies with the success and failure of the Fund management team’s investment strategies and the Fund management team’s research, analysis, and determination of portfolio securities. If the Adviser’s and Sub-Adviser’s investment strategies, including their stop loss and goal setting process, do not produce the expected results, the value of the Fund would decrease.
•Market Capitalization Risk.
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
•Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated.
Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.true-shares.com.
Portfolio Management

Adviser	TrueMark Investments, LLC
Sub-Adviser	Purview Investments, LLC
Portfolio Managers	Linda H. Zhang, Ph.D., CEO of the Sub-Adviser, has been portfolio manager of the Fund since July, 2020.
Jordan C. Waldrep, CFA, Chief Investment Officer for the Adviser, has been portfolio manager of the Fund since its inception in 2020.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.true-shares.com.

Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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